




CAMAC ENERGY INC.


INTEGRITY

IPAA OGIS San Francisco

October 12, 2010



Forward Looking Statements

Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of CAMAC Energy Inc. and its management are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other risks associated with foreign operations; anticipated pipeline construction and transportation of gas; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in our Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the Securities and Exchange Commission ("SEC").

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserve" and thus the SEC guidelines prohibit us from including such terms in filings with the SEC. Such terms used herein are defined as follows:

Gross Gas-in-Place (GIP): This term refers to discovered and undiscovered Gas-In-Place which is the quantity of hydrocarbons which is estimated, on a given date, to be contained in known accumulations, plus those quantities already produced, plus those estimated quantities in accumulations yet to be discovered.

Note to Investors: This presentation contains information about adjacent properties on which we have no right to explore. Investors are cautioned that petroleum/mineral deposits on adjacent properties are not necessarily indicative of such deposits on our properties.

About CAMAC Energy

CAMAC ENERGY INC.

Market Data

Exchange/Ticker	NYSE (AMEX): CAK
Market Capitalization(1)	$483MM
Enterprise Value(1)(3)	$471MM
Cash (06/30/2010)	$22MM
Debt (06/30/2010)	$ 7MM(2)
Shares Outstanding	143MM

Notes:
1. As of October 5, 2010
2. Paid in July 2010; currently no debt outstanding
3. Enterprise Value calculated as current market capitalization + current debt + current non-controlling interest – current cash & cash equivalents

Location of Assets


China
Zijinshan (100%)
Gas Exploration
Nigeria
Oyo (OML 120)
Offshore Oil Production and Development
Signed MOU to acquire interest in OMLs 120&121
Offshore Oil Exploration

NIGERIAN OPERATIONS



Oyo Oilfield

CAMAC ENERGY INC.

- CAK owns an economic interest in the Production Sharing Contract for the Oyo Oilfield in OML 120, ~75 miles offshore Nigeria in deep water (200 – 500 meters)
- CAK produced an average of 846 net Bopd from two wells in 2Q10
- Oyo wells are currently producing gross ~5,800 Bopd
- Oyo wells are also producing significant associated natural gas (>65MMcf/d gross or ~10,000Boepd)
- CAK/ENI is currently planning an intervention on the Oyo 5 well to increase oil production; planned completion Q1 2011
- Oyo Oilfield is currently in first development phase
- ENI/Agip (7th largest energy company globally) is technical operator
- Oyo has significant development potential


NIGERIA
N
30
Miles
LAGOS
BENIN CITY
WARRI
PORT HARCOURT
AEC interest blocks
Oil/Gas Fields
OML 125
OML 121
OML 134
Oberan 1
OPL 278

Niger Delta Deepwater Seafloor


SHADED RELIEF AND SEAFLOOR TOPOGRAPHY
Benin
Nigeria
Cameroon
Oyo
Oilfield
ATLANTIC
OCEAN
Gulf of Guinea
Equatorial
Guinea

OML 120 Block Summary

Asset Background:

- Block size 916.6 sq km in shelf to deepwater (150-1000m)
- Covered with 3D seismic
  - Shelf area 25.4 sq km
  - Deepwater area 891.2 sq km.
- Governed by Production Sharing Contract with ENI


OPL 323
OML 125
OML 110
OML 109
Okodo 1
Bosi
Sonam 1
OML 91
OML 108
OML 133
Erha North
OML 120
Oyo 4
Oyo
Oyo 3
Oyo 2
Oyo
OML 109
Erha
OML 89
OPL 279-N
10 miles
OML 121
OML 136

Size Comparison


Texas
Houston
Lake C
Corpus Christi
OML 120 & 121
cover 77 blocks
in the GOM!!
Western Planning Area

Prospects in OML 120 & 121

Estimated 500+ MMbls of recoverable resources[1]

CAMAC ENERGY INC.



OML 120
OML 121
Ewo North
"O" Prosp
Erha Field
Ewo Deep
Oyo-B
Oyo-Far East
Oyo 3D
Oyo Field
Oyo-A
"G" Prosp
Ereng
"P" Prosp
Ewo-SE
Ewo 3D
West Ebolibo 3D
East Ebolibo 3D
"C" Prosp
"J" Prosp
Ebolibo Discovery

Notes:

1.Third party estimates commissioned by the Company

Oyo Oilfield Current Wells


5
4
6
1682.92

Oyo Economics

Royalty Oil @ 12% of Gross Revenue

Cost Oil max 80% of Gross Revenue after Royalty

PPT calculated as Gross Oil less Royalty Oil less Opex less capital depreciation allowance @ 50%


Royalty 12%
Opex Costs
Capex Costs
Petroleum Profit Tax
1st Party
30%
Contractors
70%

Profit Oil

CHINA OPERATIONS



Zijinshan PSC

CAMAC ENERGY INC.

- CAK owns 100% of the foreign contract interest in the Zijinshan PSC in partnership with PetroChina CBM Co. in China
- Zijinshan Gas Block is 708.1Km^2 on the eastern edge of the Ordos Basin, Shanxi Province – the 2nd largest oil and gas basin in China
- 175,000 acres
- Estimated by CUCBM to have potential gross gas resources in excess of 3.8 TCF
- Drilling second well

Resources*	
▪ CBM ➢ CBM-bearing area: 156 sq. km ➢ Total GIP: 504 BCF	▪ Tight Gas Sand (TGS) ➢ TGS-bearing area: 203 square km ➢ Total GIP: 701BCF

** Source of resource data: Calculation based on Cawley, Gillespie and Associates Inc. regional report dated Sept 2007*

Zijinshan Location



70 0'0"E
80 0'0"E
90 0'0"E
100 0'0"E
110 0'0"E
120 0'0"E
130 0'0"E
140 0'0"E
Inner Mongolia
Shenfu
Baode
Shanxi
Shaanxi
Linxing
Zijinshan
Sanjiaobei
Russia
Ulaanbaatar
Mongolia
Urumqi
Harbin
Changchun
Shenyang
North Korea
P'yongyang
Beijing
Seoul
South Korea
Handan
Ordos Basin
Jinzhuang
China
Xi'an
New Delhi
Nepal
Kathmandu
Lhasa
Thimphu
Bhutan
Chengdu
Shanghai
Changsha
India
Bangladesh
Dhaka
Kunming
Taibei
Pacific Ocean
Nanning
Hong Kong
Myanmar
Vietnam
Hanoi
Laos
Rangoon
Vientane
Philip
0
750
1,500
3,000
Kilometers
Legend
Comany Asset
Other City
Beijing
National Capital
Pacific Asia Petroleum
80 0'0"E
90 0'0"E
100 0'0"E
110 0'0"E
120 0'0"E

Ordos Basin Gas Fields

CAMAC ENERGY INC.



Shenfu
Fugu
Shenmu
Baode
1st Beijing Pipeline
Hohhot
Tabamiao
Sulige Pipeline
Wushenqi
Yulin
2nd Beijing Pipeline
Xingxian
Linxing
Zijinshan
Pacific Asia Petroleum
Linxian
Sanjiaobei
Sanjiao
Liulin
arrow energy
Shilou North
Shilou West
Shilou South
Sulige
Changbei
Jingbian
Mizhi
Changdong
Xi'an Pipeline
West-To-East Gas Pipeline
PetroChina
Arrow Energy
CUCBM
SGE
Fortune
Shell
Sinopec
Total
Reflection
Orion
Existing Pipeline
Planned/Under Construction
Ordos Basin Gas Production Areas
0 25 50 100
(KM)
Pacific Asia Petroleum

Well Location


30km
LXSG-01
ZJ S2 well
Linxing
(Area - 2616 sqkm)
TB-06
TB-03
TB-01
TB-07
TB-05
TB-02
TB-04
Yu12
Mizhi Field
Sanjiaobei
(Area - 1126 sqkm)
SJSG-01
Yu13
Yu11

Anticlinal Structure at ZJ S2 Well


ZJ S2 well

2010 Plan Summary

- **Nigeria**
  - Commence Oyo 5 well intervention to reduce gas flow into wellbore and increase oil production
  - Continue planning with partner ENI to drill additional Oyo producing wells
  - Progress MOU to Definitive Agreement to acquire ownership of OML 120 & 121
- **China**
  - Complete ZJ S2 well
  - Drill additional obligatory exploration well in Zijinshan
  - Develop 2011 Zijinshan drilling program based on well results

Capital Structure Ready for Growth

CAMAC ENERGY INC.

$MM	6/30/2010	12/31/2009	12/31/2008
ASSETS:			
Cash	$21.9	$3.6	$10.5
Short-term investments	0.3	1.7	1.3
Other current assets	2.2	0.6	0.1
PPE, net	394.9	0.5	0.6
Other non-current assets	0.2	1.0	1.6
Total assets	419.5	7.4	14.1

Cash increase related to cash flow from Oyo production

Acquired Oyo oilfield on April 7, 2010

- Positive cash from operations
- Unlevered balance sheet provides financial flexibility to fund growth through capital markets

$MM	6/30/2010	12/31/2009	12/31/2008
LIABILITIES & S/H EQUITY:			
Current liabilities	3.0	2.0	0.7
Short-term debt	6.8	0.0	0.0
Long-term debt	0.0	0.0	0.0
Stockholders equity	410.2	5.7	13.0
Noncontrolling interest	(0.6)	(0.3)	0.4
Total liabilities & S/H equity	$419.5	$7.4	$14.1

Oyo transaction loan payable of $6.8MM paid in July 2010

Currently no debt on balance sheet

Why Invest In CAMAC Energy?

CAMAC ENERGY INC.

- **Organic Development & Exploration Upside in Prolific Deepwater Nigerian Basin**
  - Completed first phase of Oyo development; at least 2 additional producing wells planned for 2011 & 2012
    - 100% carried by ENI in Oyo, with option, but not obligation, to fund up to 30% of future development
  - Signed MOU to acquire remaining acreage in OML 120 and 121; includes at least 8 seismically defined lower risk exploration prospects
    - ENI is technical operator and CAK would have option to be 100% carried through exploration and development

- **Unique Exposure to African Deal Flow**
  - Signed Right of First Refusal for all Allied E&P assets
    - Qualified as Nigerian indigenous operator and thus positioned to benefit from Nigerian Local Content Law which prioritizes indigenous operators in oil licensing rounds and encourages IOCs to divest assets to indigenous operators
    - Over 25 years of regional relationships through majority shareholder and Non-Executive Chairman Dr. Kase Lawal

- **Opportunity to prove significant gas reserves in Zijinshan Gas Block in China**
- **Strong unlevered balance sheet provides flexibility to fund growth / acquisitions**
- **Distinguished Board of Directors and experienced management team**

Board of Directors

Dr. Kase Lawal	• Chairman and CEO of CAMAC International • Chairman of Allied Energy Corporation • Trade Advisor for Trade Policy and Negotiations under President Obama • Commissioner on the Port of Houston Authority • Vice Chairman of Houston Airport Development System Corp.
Byron A. Dunn	• President and CEO • Former President and CEO Global Energy Services, SVP of Harvest Natural Resources, and VP of National Oilwell Varco
Dr. Lee Patrick Brown	• Chairman of the Board of Unity National Bank • Former Mayor of Houston • Former Director of the White House Office of National Drug Control Policy under President Clinton
Bill Dozier	• Former interim CEO, CAMAC Energy Inc. • Former SVP of Business Development and SVP of Operations for Vintage Petroleum, Inc.
John Hofmeister	• Head of Citizens for Affordable Energy • Former President of Shell Oil Company
James F. Link, Jr.	• Former VP of Finance and Risk Management at Texaco Inc. • Former Treasurer of Texaco Inc. • Former Controller of Texaco USA
Hazel O'Leary	• President of Fisk University • Former Secretary of Energy under President Clinton

Contact

CAMAC
ENERGY
INC.

Houston Office
1330 Post Oak Boulevard, Suite 2575, Houston Texas, TX 77056
Tel: 832 209 1404   Fax: 832 201 1786

New York Office
250 East Hartsdale Ave., Suite 47, Hartsdale, NY 10530
Tel: 914-472-6070   Fax: 914-472-6793

Beijing Office
Suite 508-510, Nexus Centre, 19A Dong San Huan Bei Lu, Chaoyang District,
Beijing, 100020, People's Republic of China
Tel: +86 10 5967 0444   Fax: +86 10 5967 0488

Nigeria office
Plot 1649, Olosa Street, Victoria Island
Lagos, Nigeria
T: +234.1.4603340-2
F: +234.1.2704271

CAMAC Energy Corporate Website
www.camacenergy.com

Email: info@camacenergy.com

